================================================================================
                             CONTRACT CHANGE ORDER
================================================================================
PURCHASER:                  MIDWAY AIRLINES CORPORATION

PURCHASE AGREEMENT NO.:     PA-0393                       AIRCRAFT TYPE: CRJ

C.C.O. NO.:                 1                             DATED: March 31, 1998

PAGES AFFECTED:             See below                     PAGE 1 of  2

REASON FOR CHANGE:          Exercise of ***** ***** of Option Aircraft

================================================================================

DESCRIPTION OF CHANGE:

1.   The ***** ***** of Option Aircraft *********** ** *** ***** ***** ***
     ****** ********* are hereby converted to Firm Aircraft eleven (11) through thirteen (13) pursuant to letter agreement B97-7701-RJTL-CRJ393-001 to Purchase Agreement PA-0393 dated September 17, 1997.


     PAGES TO BE SUBSTITUTED       NEW/REVISED PAGES
     -----------------------       -----------------

     Page 49                       Attachment 1 to CCO #1 dated March 31, 1998



CHANGES TO THE AFFECTED PAGES ARE AS FOLLOWS:

          All references to ten (10) Aircraft shall be deemed to refer to thirteen (13) Aircraft in pages 1, 4, and 7.

Page 49 The Delivery Schedule hereby incorporates the delivery dates for Firm Aircraft ten (10) through thirteen (13).

================================================================================
     ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT WILL REMAIN UNCHANGED
================================================================================
FOR AND ON BEHALF OF:                   FOR AND ON BEHALF OF:

BOMBARDIER INC.                         MIDWAY AIRLINES CORPORATION



Signed:  /s/ Tony Prezioso              Signed: /s/ Jon Waller
       --------------------------              ---------------------------


Date:   March 31, 1998                  Date:  March 31, 1998
     ----------------------------            -----------------------------
================================================================================

* redacted

                                  APPENDIX II
                               DELIVERY SCHEDULE

          Aircraft                                Scheduled Delivery Date

          First Aircraft                               ******** ****

          Second Aircraft                              ******** ****

          Third Aircraft                               ******** ******

          Fourth Aircraft                              ***** ****

          Fifth Aircraft                               **** ****

          Sixth Aircraft                               ********* ****

          Seventh Aircraft                             ********* ****

          Eighth Aircraft                              ******** ****

          Ninth Aircraft                               ******** ****

          Tenth Aircraft                               ******** ****

          Eleventh Aircraft                            ******* ****

          Twelfth Aircraft                             ***** ****

          Thirteenth Aircraft                          **** ****

**  This Aircraft shall have a grace period of 15 days

* redacted

================================================================================
                             CONTRACT CHANGE ORDER

PURCHASER:                  MIDWAY AIRLINES CORPORATION

PURCHASE AGREEMENT NO.:     PA-0393                         AIRCRAFT TYPE: CRJ

C.C.O. NO.:                 3                               DATED: Sept. 3, 1998

PAGES AFFECTED:             See below                       PAGE 1 of  5

REASON FOR CHANGE:          Exercise of ****** *** ***** ***** ** ******
                            Aircraft

DESCRIPTION OF CHANGE:

1.   The ****** *** ***** ***** ** Option Aircraft *********** ** ***** *** ***
     **** *** ****** ********* are hereby converted to Firm Aircraft fourteen
     (14) through twenty (20) pursuant to letter agreement B97-7701-RJTL-CRJ393-001 to Purchase Agreement PA-0393 dated September 17, 1997. In consideration of the above, Bombardier will: *** ****** *** ****** ******
     ********** ** ***** ****** ******** ********* ** **** **** *** **** *******
     * *** ***** **** ********** ********* *** ** ** **** ** *** **********
     ****** ******* ********* ****** **** *********

                                           PAGES TO BE SUBSTITUTED
                                           -----------------------
                                           NEW/REVISED PAGES
                                           -----------------

                         Page 49  Attachment 1 to CCO #3 dated Sept. 1, 1998
                         Page 4 to letter agreement 001   Attachment 2 to CCO
     #3 dated Sept. 1, 1998
                              Letter Agreement B98-7701-RL-2399L

CHANGES TO THE AFFECTED PAGES ARE AS FOLLOWS:

          All references to thirteen (13) Aircraft shall be deemed to refer to twenty (20) Aircraft in pages 1, 4, and 7.

Page 49 The Delivery Schedule hereby incorporates the delivery dates for Firm Aircraft fourteen (14) through twenty (20).

          Letter agreement B98-7701-RL-2399L is hereby incorporated into the Agreement.

Page 4 of B97-7701-RJTL-CRJ0393-001

          *** ****** ********* ** ******* ** ******* *** *** ***** ** ********
          ****** ****** ********** **** ******** ** *** ********** ******
          ******* ** *** ********* ****** *********

================================================================================
     ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT WILL REMAIN UNCHANGED
================================================================================
FOR AND ON BEHALF OF:                   FOR AND ON BEHALF OF:

BOMBARDIER INC.                         MIDWAY AIRLINES CORPORATION

Signed: _______________________         Signed: _________________________

Date: _________________________         Date: ___________________________
================================================================================

* redacted

                                  APPENDIX II
                               DELIVERY SCHEDULE

          Aircraft                           Scheduled Delivery Date

          First Aircraft                          ******** ****

          Second Aircraft                         ******** ****

          Third Aircraft                          ******** ******

          Fourth Aircraft                         ***** ****

          Fifth Aircraft                          **** ****

          Sixth Aircraft                          ********* ****

          Seventh Aircraft                        ********* ****

          Eighth Aircraft                         ******** ****

          Ninth Aircraft                          ******** ****

          Tenth Aircraft                          ******** ****

          Eleventh Aircraft                       ******* ****

          Twelfth Aircraft                        ***** ****

          Thirteenth Aircraft                     **** ****

          Fourteenth Aircraft                     **** ****

          Fifteenth Aircraft                      ****** ****

          Sixteenth Aircraft                      ********* ****

          Seventeenth Aircraft                    ******* ****

          Eighteenth Aircraft                     ******* ****

          Nineteenth Aircraft                     ******** ****

          Twentieth Aircraft                      ******** ****

**  This Aircraft shall have a grace period of 15 days

* redacted

     2.2 Unless expressly provided for in this Agreement, the terms and conditions of the Agreement shall apply mutatis mutandis to the Option Aircraft, with the exception ***** * ********* ******* ** ********* **
          ******* *** ****** ******* *************** ****** ** ***** ** *******
          *** ** **** ****** *********** ***** * ******** ******* ** *********
          ** ******* ***** ******* *********** ******* ***** ******* **********
          ******* ***** *********** *********** ******** ******* ***** *******
          ******* ** *** ********* **** ********** ** ******* * ********** *
          ******* *** ******** ******** ******* ****** *** *** ******* *********
          ** *** ********* ******** ** ****** ********* *** **** ******* *****
          ******* *********** ******* *** ********* *********** ******* ***
          *********** ********* *** ******* *** ****** ** *********

          ************ *** ********* ****** ********** *** **** *** **********
          ** *** ****** ******** *** *** ****** *********

                    ****** ********* *** *** ******* ****** *********
                *** ****** ********* *** *** ********
                    ****** ********* *** *** *************
                    ****** ********* *** *** ***************

          ************ ****** ********* *** *** ************ ****** ********* **
          *** ********** *** ****** ********* *** *** ************ ***** ***
          ****** ********* *** *** ********* ************ *** ********** ** ***
          *** ********

     ***  **** **** ***** ** ***** *** ****** ****** ********** ********** **
          ********* *** ** ****** ********* *** *** ** *********** **** ***
          ******** ** *** ********** ****** ******* ********* ****** ****
          *********

     3.0 In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void.

     4.0 Upon exercise of Buyer's rights to purchase in accordance with this Letter Agreement, the parties shall amend the Agreement or enter into an additional purchase agreement in order to give effect to the purchase of Option Aircraft in accordance with the terms and conditions thereof.

     5.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BRAD.

* redacted

     September 1, 1998
     Our Ref: B98-7701-RL-2399L


     Midway Airlines Corporation
     300 West Morgan Street, Suite 1200
     Durham, NC 27701
     USA

     Attention: Mr. Robert Ferguson, Chairman, President & CEO

     Gentlemen,

     Reference is made to Purchase Agreement No. PA-0393 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("Bombardier") and Midway Airlines Corporation ("Buyer") for the sale of twenty (20) Canadair Regional Jet Aircraft (the "Aircraft") as amended by Contract Change Order #1 dated March 31, 1998.

     This letter, when accepted and agreed to by Buyer contemporaneously with execution of Contract Change Order No. 3 ("CCO #3"), will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

     All terms used herein and in the Agreement not defined herein, shall have the same meaning as in the Agreement.

     Subject: ****** *******

     1.0 In consideration of Buyer exercising CCO #3, Bombardier shall provide in support of Buyer's arrangement of lease financing *** ** ** **** *** of the fourteenth (14th) through twentieth (20th) Firm Aircraft, *
          ***** **** ********** ********* ******* **** *********** ** ***
          ******** ********* ** ***** ** ******* ***** **** ***** ********** **
          ** * ******* ** *** ** *** *** ******** ******** ***** **** *******
          ********** *** ********** ********* **** ** ** **** *** *********
          ********** ** ********** *** ********** ********** ** ******

     1.1  ** ***** ****** *** ** ******* *** ****** ******* ** *** *****
          ********* ** *** **** *** ********* *** ****** ****** ******* *** **
          ********* ** ******* *** ***** ********* ** *** ** **** ** ***
          ********* **** *** ***** *********** ******** **** ** ** **** **** ***
          ***** ****** ******* ** *** ****** ***** ******** ******** ****** ****

* redacted

     2.0 In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void, except that the provisions of this letter agreement shall survive with respect to delivered and financed Aircraft.

     3.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

     Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.


     Yours truly
     BOMBARDIER INC.



     By:    ____________________________________


     Title: ____________________________________


     ACCEPTED AND AGREED TO:
     this     day of September, 1998

     Midway Airlines Corporation



     By:    ____________________________________


     Title: ____________________________________

================================================================================
                             CONTRACT CHANGE ORDER

PURCHASER:                    MIDWAY AIRLINES CORPORATION

PURCHASE AGREEMENT NO.:       PA-0393        AIRCRAFT TYPE: CRJ

C.C.O. NO.:                   4              DATED: Dec. 1, 1998

PAGES AFFECTED:               See below      PAGE 1 of 2

REASON FOR CHANGE:            Exercise of *** ***** ***** of Shadow Option
                              Aircraft

DESCRIPTION OF CHANGE:

1.   The ***** ***** of Shadow Option Aircraft *********** ***** *** ******
     ****** ********* are hereby converted to Firm Aircraft Twenty-one (21) through Twenty-three (23) pursuant to letter agreement B97-7701-RJTL-CRJ393-002 to Purchase Agreement PA-0393 dated September 17, 1997.

                                   PAGES TO BE SUBSTITUTED
                                   -----------------------
                                   NEW/REVISED PAGES
                                   -----------------

                                   Page 49   Attachment 1 to CCO #4 dated Dec.
                                   1, 1998

CHANGES TO THE AFFECTED PAGES ARE AS FOLLOWS:

          All references to twenty (20) Aircraft shall be deemed to refer to twenty-three (23) Aircraft in pages 1, 4, and 7.

Page 49 The Delivery Schedule hereby incorporates the delivery dates for Firm Aircraft twenty-one (21) through twenty-three (23).

================================================================================
     ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT WILL REMAIN UNCHANGED
================================================================================
FOR AND ON BEHALF OF:                   FOR AND ON BEHALF OF:

BOMBARDIER INC.                         MIDWAY AIRLINES CORPORATION

Signed: /s/ Richard Libby               Signed: /s/ J. Waller
       ---------------------------             ---------------------------

Date: December 1, 1998                 Date: December 1, 1998
      ----------------------------           -----------------------------
================================================================================

* redacted

                                  APPENDIX II
                               DELIVERY SCHEDULE

     Aircraft                                     Scheduled Delivery Date

     First Aircraft                                    ******** ****

     Second Aircraft                                   ******** ****

     Third Aircraft                                    ******** ******

     Fourth Aircraft                                   ***** ****

     Fifth Aircraft                                    **** ****

     Sixth Aircraft                                    ********* ****

     Seventh Aircraft                                  ********* ****

     Eighth Aircraft                                   ******** ****

     Ninth Aircraft                                    ******** ****

     Tenth Aircraft                                    ******** ****

     Eleventh Aircraft                                 ******* ****

     Twelfth Aircraft                                  ***** ****

     Thirteenth Aircraft                               **** ****

     Fourteenth Aircraft                               **** ****

     Fifteenth Aircraft                                ****** ****

     Sixteenth Aircraft                                ********* ****

     Seventeenth Aircraft                              ******* ****

     Eighteenth Aircraft                               ******* ****

     Nineteenth Aircraft                               ******** ****

     Twentieth Aircraft                                ******** ****

     Twenty-first Aircraft                             ******** ****

     Twenty-second Aircraft                            ******** ****

     Twenty-third Aircraft                             ***** ****

** This Aircraft shall have a grace period of 15 days

* redacted

================================================================================
                             CONTRACT CHANGE ORDER

 PURCHASER:                   MIDWAY AIRLINES CORPORATION

 PURCHASE AGREEMENT NO.:      PA-0393                      AIRCRAFT TYPE: CRJ

 C.C.O. NO.:                  5                            DATED: Feb. 5, 1999

 PAGES AFFECTED:              See below                    PAGE 1

 REASON FOR CHANGE:           Additional Shadow Option Aircraft

DESCRIPTION OF CHANGE:

1. Bombardier has granted Buyer certain rights with respect to the purchase of an additional *** **** shadow option aircraft in accordance with letter agreement B99-7701-RL-CRJ0393-012.





                                      PAGES TO BE SUBSTITUTED
                                      -----------------------
                                      NEW/REVISED PAGES
                                      -----------------
                                           Letter Agreement B99-7701-RL-
                                           CRJ0393-012 is hereby incorporated
                                           into the Agreement.


CHANGES TO THE AFFECTED PAGES ARE AS FOLLOWS:




================================================================================
     ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT WILL REMAIN UNCHANGED
================================================================================
 FOR AND ON BEHALF OF:                         FOR AND ON BEHALF OF:

 BOMBARDIER INC.                               MIDWAY AIRLINES CORPORATION




 Signed: ________________________              Signed: _______________________


 Date:   February 5, 1999                      Date:   February 5, 1999  _____
================================================================================

* redacted

January 29, 1999
Our Ref: B99-7701-RL-CRJ0393-012


Midway Airlines Corporation
300 West Morgan Street, Suite 1200
Durham, NC 27701
USA

Attention: Mr. Robert Ferguson, Chairman, President & CEO

Gentlemen,

Re: Letter Agreement No. 012  (Re: Additional Shadow Option Aircraft)

Reference is made to Purchase Agreement No. PA-0393 (the "Agreement") between Bombardier Inc., ("Bombardier") and Midway Airlines Corporation ("Buyer") for the sale of ten (10) Canadair Regional Jet Aircraft (the "Aircraft") as amended.

This letter, when accepted and agreed to by Buyer contemporaneously with execution of Contract Change Order No. 5 ("CCO #5"), will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms which are capitalized herein but not defined herein, shall have the same meaning as in the Agreement.


Subject:      Additional Shadow Option Aircraft

      1.0     ** ************* ** ***** ****** ******* **** *** ***** **********
              ********* *** ****** ********* *** ***** ** ********* *** *** ****
              ****** ******** ***** ****** ********* **** *** **** ***** ***
              ****** ****** ******** ***** ****** ********* *** *** ****** ***
              ***** ***** ** ****** ****** ********** *** **** ****** ******
              ***** ***** **** **** ** *** ********* ********* ** ******
              ********** ****** ***** *** ***** ** ********* ** *** ***** ***
              ***** ******* * ************* ****** ** ******** ** * *** *** ***
              ***** **** *********** ****** ****** ***********

      1.1     The Additional Shadow Option Aircraft will be as described in
              Article 2 of the Agreement.

* redacted

      1.2     *** **** ***** **** ***** ******* *** **** ** *** **********
              ****** ****** ******** ********* *** ***** ******** ********
              ******** ****** ** ******** ** ** *** ********** ** *****
              ********** ***** ************ ********** ** ********* ****** *****
              ** ********* ******* ***** ******* ******** ****** ****** *******
              ************ *** ********* ** ******** ** **** ******** **** ****
              ***** **** *** ******* *** ****** *** ** ******* ** ********** **
              ********** **** *** ******** ********** ******* ******** **
              ******** * ** *** ********* *** *** ****** **** ******** ** ****
              ** *** **** ** ******** ** **** ********** ****** ****** ********
              ************ ****** ****** ******** ******** ********

      1.3 Upon receipt of the Additional Shadow Option Deposit referred to in paragraph 1.4 below, Bombardier agrees to reserve the delivery positions of the Block 1 Additional Shadow Option Aircraft as set forth in paragraph 2.1.

                  *** ***** * *** ***** * ********** ****** ****** ******** ***
              ******* ** ***** ***** ********** ** ***** *********** ***** **
              ******** ** *** ***** * *** ***** * ****** ****** ********* ****
              ******** ** *** ***** * *** ***** * ****** ****** ********* ***
              ********* ******** ***** ** *** ***** * *** ***** * **********
              ****** ****** ******** *** ***** ** ********* *** **** **
              ********* ****** *** ** *** ***** * *** ***** * ********** ******
              ****** ******** ********* ******** ***** *** ** ********* ** ***
              **** ** ******** ** *** ************* ****** ****** ********
              ****** ********** ***** ***** ** ***** *** **** ********* ********
              ******** *** **** ******** **** *** ******* ********* ********
              ***** ***** *** ** ******** **** *** ****** ******* ** ***** **
              *** ***** **** ***** *** ** ********* ******** ***** ** ** ***
              ********* *** ****** ******* ** ***** ********** **** ****** ***
              ********** ********** ****** ****** ******* ******** ** **
              ********* *** ****** *** ******* * ****** ********** ** ****** ***
              *** ******** ** ***** *** ******** ******** **** *********** ** **
              ****** ********** ** **** *** ******* *** ***** ** *** **********
              ******** **** *** **** ** ********* ** *** ** ** *** **** ***
              ********** ******* ** ******** ** ******

      1.4 As consideration for the rights obtained with respect to the purchase of the Additional Shadow Option Aircraft, Buyer shall make or cause to make payment to Bombardier a refundable deposit of ****** **** ******** ****** ****** ******* ******** *** ***
              ********** ******

* redacted

              ****** ******** **** *********** ****** ****** ********** ********
              *** ******* *** ***** ******** ****** ****** ******* ********* ***
              within ten (10) business days of the date of the full execution of CCO #5.


      2.0     The Additional Shadow Option Aircraft may be exercised in *** ***
              ****** ** ***** **** *** *** *** ***** ** **** *** ******** ****
              *********** ****** ****** ******** ** *** **** ** ** ******* ****
              ****** ***** ** *** ********* ******** **** ** *** *****
              ********** ****** ****** ******** ** **** ******

      2.1 The Scheduled Delivery Dates of the Additional Shadow Option Aircraft are as follows:


              ***** *

                    ***** ********** ****** ****** ********      ***** ****
                    ****** ********** ****** ****** ********     ***** ****
                    ***** ********** ****** ****** ********      *** ****

              ***** *

                    ****** ********** ****** ****** ********     **** ****
                    ***** ********** ****** ****** ********      **** ****
                    ***** ********** ****** ****** ********      ****** ****

              ***** *

                    ******* ********** ****** ****** ********    ********* ****
                    ****** ********** ****** ****** ********     ******* ****
                    ***** ********** ****** ****** ********      ******** ****
                    ***** ********** ****** ****** ********      ******** ****


      2.2     Upon exercise of ** ********** ****** ****** ****** Buyer will make or cause to be made *** ********* ******** ******** ** * ***
              ******** ****** ** **** ** ***** ********* ** ******* * ** ***
              **********

              ***    **  ** *** ********* ******** ****** **** *** *******
                         ********** ******** ******** ** ********* *** ****** **
                         ***** **** ******* **** ****** ***** ** ***

* redacted

                         ********* ******** *****

              ***    **  ** *** ********* ******** ***** ** ***** **** ******
                         **** ****** ***** ** *** ********* ******** ***** ***

              ***    **  ** *** ********* ******** ***** ** ***** **** **** ***
                         ****** ***** ** *** ********* ******** *****

              ***        *** ******** ******** ****** **** ******** ******** **
                         ** ************* **** *** *** *** ****** ** ** ******
                         *** ******** **** ** **** ******** ** ******


     3.0  CUSTOMER SERVICES

     Upon exercise of **** ********** ****** ****** ********, Bombardier will provide the following:

     3.1  ****** **** ********

     ** ******** ** *** ******** ******** ** ***** ** ***** * ******** ****** **
          *** ********** ********** **** ******** ** ** ********** ******* ***
          **** ******** *** ** ********** *** *** ****** ***** ***** *** *******
          *** ********** ****** ****** *********

     3.2  *********** ********

     ********* *********** ******** *** ********** ******** *** * ***** ** *****
          *** ** ******* ********* *** ********** ****** ****** ********* *****
          ***** ** * *********** ** *********** *********** *** *******
          ************

     3.3  ***** ******* **************

     ** ******** ** *** ****** ** ******** *** ***** ** *** ********** *** ****
          ********** ****** ****** ********* ********** **** ****** *** ********
          ** * ***** ******* ************** *** ** ********** ****** ** *** ***
          ******

* redacted

     3.4  To the extent that the training and services detailed in paragraphs
          3.1 through 3.3 have been provided to ***** ** ******* ** *** ************* ******** ********, Buyer shall remain responsible for all costs relating to the training and services provided in the event that the Aircraft is not delivered to Buyer as a result of a Default by Buyer under the Purchase Agreement.


     4.0 Unless expressly provided for in this Letter Agreement, the terms and conditions of the Agreement shall apply mutatis mutandis to the Additional Shadow Option Aircraft, with the exception of: *** ******
          ********** *** ******* **** **** ***** * ********* ******* **
          ********* ** ******* *** ****** ******* **************** ***** ***** *
          ******** ******* ** ********* ** ******* ***** ******* ***********
          **** ******* ***** ******* ********** *** ******* ***** ***********
          *********** ******** **** ******* ***** ******* ******** *** ***** ***
          ********* **** ********** ** ******* * ********** * ******* ***
          ******** ******** ******* ******


    5.0 In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void.


    6.0 Should Buyer elect to exercise its options as described herein, Bombardier and Buyer will amend the Agreement by Contract Change Order to give effect to the purchase of Additional Shadow Option Aircraft.


    7.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours truly

BOMBARDIER INC.

Bombardier Aerospace

* redacted

___________________________________
Richard J. T. Libby
Senior Account Executive, Contracts
Regional Aircraft


ACCEPTED AND AGREED TO:
this 5th day of February, 1999


Midway Airlines Corporation



By: ___________________________________



Title: ____________________________________

================================================================================

                             CONTRACT CHANGE ORDER

 PURCHASER:               MIDWAY AIRLINES CORPORATION

 PURCHASE AGREEMENT NO.:  PA-0393                      AIRCRAFT TYPE: CRJ

 C.C.O. NO.:              6                            DATED: March 31, 1999

 PAGES AFFECTED:          See below                    PAGE 1 of  3

 REASON FOR CHANGE:       Exercise ** *** ****** ***** of Shadow Option Aircraft

 DESCRIPTION OF CHANGE:

1.  The ****** ***** ** Shadow Option Aircraft *********** ***** *** ******
    ****** ********* are hereby converted to Firm Aircraft Twenty-four (24) through Twenty-six (26) pursuant to letter agreement B97-7701-RJTL-CRJ393-002 to Purchase Agreement PA-0393 dated September 17, 1997.

2. Paragraph 1.3 of Letter Agreement B99-7701-RL-CRJ0393-012 is amended such that: *** **** ******** ** *** ***** * ****** ****** ********* *** ***** *
    ********** ****** ****** ******** ********* ******** ***** **** ** *********
    *** **** **** ******** ** *** ***** * ****** ****** ********* *** ***** *
    ********** ****** ****** ********* ******** ***** **** ** *********

                                      PAGES TO BE SUBSTITUTED
                                      -----------------------
                                      NEW/REVISED PAGES
                                      -----------------

                                      Page 49    Attachment 1 to CCO #6 dated
                                      March 31, 1999
                                      Page 3 of letter agreement
                                      B99-7701-RL-CRJ0393-012  Attachment 2 to
                                      CCO #6 dated March 31, 1999

 CHANGES TO THE AFFECTED PAGES ARE AS FOLLOWS:

          All references to twenty-three (23) Aircraft shall be deemed to refer to twenty-six (26) Aircraft in pages 1, 4, and 7.

 Page 49 The Delivery Schedule hereby incorporates the delivery dates for Firm Aircraft twenty-four (24) through twenty-six (26).
 Page 3 Revises the conditions precedent to ********* *** ***** * *** ***** * Additional Shadow Option Aircraft Scheduled Delivery Dates

================================================================================
    ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT WILL REMAIN UNCHANGED
================================================================================
 FOR AND ON BEHALF OF:                         FOR AND ON BEHALF OF:

 BOMBARDIER INC.                               MIDWAY AIRLINES CORPORATION

 Signed: ______________________                Signed: ________________________

 Date: _______        _____________         Date: ________       _____________
================================================================================

* redacted

                                  APPENDIX II
                               DELIVERY SCHEDULE

          Aircraft                           Scheduled Delivery Date


          First Aircraft                         ******** ****

          Second Aircraft                        ******** ****

          Third Aircraft                         ******** ******

          Fourth Aircraft                        ***** ****

          Fifth Aircraft                         **** ****

          Sixth Aircraft                         ********* ****

          Seventh Aircraft                       ********* ****

          Eighth Aircraft                        ******** ****

          Ninth Aircraft                         ******** ****

          Tenth Aircraft                         ******** ****

          Eleventh Aircraft                      ******* ****

          Twelfth Aircraft                       ***** ****

          Thirteenth Aircraft                    **** ****

          Fourteenth Aircraft                    **** ****

          Fifteenth Aircraft                     ****** ****

          Sixteenth Aircraft                     ********* ****

          Seventeenth Aircraft                   ******* ****

          Eighteenth Aircraft                    ******* ****

          Nineteenth Aircraft                    ******** ****

          Twentieth Aircraft                     ******** ****

          Twenty-first Aircraft                  ******** ****

          Twenty-second Aircraft                 ******** ****

          Twenty-third Aircraft                  ***** ****

          Twenty-fourth Aircraft                 ***** ****

          Twenty-fifth Aircraft                  *** ****

          Twenty-sixth Aircraft                  **** ****


**  This Aircraft shall have a grace period of 15 days

* redacted

1.1 The Additional Shadow Option Aircraft will be as described in Article 2 of the Agreement.

1.2   *** **** ***** **** ***** ******* *** **** ** *** ********** ****** ******
      ******** ********* *** ***** ******** ******** ******** ****** ** ********
      ** ** *** ********** ** ***** ********** ***** ************ ********** **
      ********* ****** ***** ** ********* ******* ***** ******* ******** ******
      ****** ******* ************ *** ********* ** ******** ** **** ********
      **** **** ***** **** *** ******* *** ****** *** ** ******* ** **********
      ** ********** **** *** ******** ********** ******* ******** ** ******** *
      ** *** ********* *** *** ****** **** ******** ** **** ** *** **** **
      ******** ** **** ********** ****** ****** ******** ************ ******
      ****** ******** ******** ********

1.3 Upon receipt of the Additional Shadow Option Deposit referred to in paragraph 1.4 below, Bombardier agrees to reserve the delivery positions of the Block 1 Additional Shadow Option Aircraft as set forth in paragraph 2.1.

          *** ***** * *** ***** * ********** ****** ****** ******** ***
      ******* ** ***** ***** ********** ** ***** *********** ***** ** ********
      ** *** ***** * *** ***** * ****** ****** ******** ************* ****
      ******** ** *** ***** * ****** ****** ********* *** ********* ********
      ***** ** *** ***** * ********** ****** ****** ******** *** ***** **
      ********* *** **** ** ********* **** ******** ** *** ***** * ****** ******
      ********* *** ********* ******** ***** ** *** ***** * ********** ******
      ****** ******** *** ***** ** ********* *** **** ** ********* ****** *** **
      *** ***** * ** ***** * ********** ****** ****** ******** *********
      ******** ***** *** ** ********* ** *** **** ** ******** ** ***
      ************* ****** ****** ******** ****** ********** ***** ***** **
      ***** *** **** ********* ******** ******** *** **** ******** **** ***
      ******* ********* ******** ***** ***** *** ** ******** **** *** ******
      ******* ** ***** ** *** ***** **** ***** *** ** ********* ******** *****
      ** ** *** ********* *** ****** ******* ** ***** ********** **** ****** ***
      ********** ********** ****** ****** ******* ******** ** ** ********* ***
      ****** *** ******* * ****** ********** ** ****** *** *** ******** ** *****
      *** ******** ******** **** *********** ** ** ****** ********** ** **** ***
      ******* *** ***** ** *** ********** ******** **** *** **** ** ********* **
      *** ** ** *** **** *** ********** ******* ** ******** ** ******

* redacted

                             CONTRACT CHANGE ORDER
PURCHASER:                 MIDWAY AIRLINES CORPORATION

PURCHASE AGREEMENT NO.:  PA-0393            AIRCRAFT TYPE: CRJ
C.C.O. NO.:              7                  DATED: July 9, 1999
PAGES AFFECTED:          See below          PAGE 1 of 13

REASON FOR CHANGE:       Amend the scheduled delivery dates for the Firm
                         Aircraft ***** * Shadow Option aircraft and Additional
                         Shadow Option Aircraft.

DESCRIPTION OF CHANGE:

1. The scheduled delivery dates of the Firm Aircraft are amended pursuant to Attachment 1 hereto.

2. The scheduled delivery dates of the ***** * Shadow Option Aircraft are amended and restated as shown in Letter Agreement No. B97-7701-RL-CRJ0393-002 Rev. 1 attached hereto as Attachment 2.

3. The scheduled delivery dates of the Additional Shadow Option Aircraft are amended and restated as shown in Letter Agreement No. B99-7701-RL-CRJ0393-012 Rev. 1 attached hereto as Attachment 3.

4. Bombardier and Buyer agree that, notwithstanding the changes to the scheduled delivery dates contained herein, (i) *** ******** ******** **** **
    ***** ******* *** **** ******** ***** **** **** *********** **** ** **** **
    ********** ** ******* *** **** *** ****** ***** ** *** ********* ********
    **** ** **** **** ********* ***** **** **** ** ********** ******* **
    ********** **** **** ***** **** **** **** *** ** *** ********* ********
    ***** ** *** ******** ** *********** and (ii) the first ten (10) Firm
    Aircraft will be deemed to have been the original Firm Aircraft, the eleventh (11th) through twentieth (20th) Firm Aircraft will be deemed to have been the original Option Aircraft, and the twenty-first (21st) through twenty-sixth (26th) Firm Aircraft will be deemed to have been the Block 1 and Block 2 Shadow Option Aircraft, all as shown on Attachments 1 and 2 hereto.

5. Bombardier and Buyer agree that the deferral ** *** ***** ***** of Shadow Option Aircraft will result in a suspension of the FSR services from the time of expiration of the current entitlement of FSR services until exercise of the ***** * Shadow Option Aircraft.

                                   PAGES TO BE SUBSTITUTED
                                   -----------------------
                                   NEW/REVISED PAGES
                                   -----------------

                                         Letter Agreement
                                   B97-7701-RL-CRJ0393-002 Attachment 2 to CCO
 #7 dated July 9, 1999
                                   B99-7701-RL-CRJ0393-012 Attachment 3 to CCO
 #7 dated July 9, 1999

CHANGES TO THE AFFECTED PAGES ARE AS FOLLOWS:
================================================================================
  ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT WILL REMAIN UNCHANGED
================================================================================
FOR AND ON BEHALF OF:                   FOR AND ON BEHALF OF:

BOMBARDIER INC.                         MIDWAY AIRLINES CORPORATION
================================================================================

* redacted

Signed: _______________________         Signed: ___________________________

Date:   July 9, 1999                    Date:    July 9, 1999

                                  APPENDIX II
                               DELIVERY SCHEDULE

     Aircraft                            Scheduled Delivery Date

     First Aircraft              November 1997    ******** ****
     Second Aircraft             December 1997    ******** ****
     Third Aircraft              February 1998**  ******** ****
     Fourth Aircraft             March 1998       ******** ****
     Fifth Aircraft              June 1998        ******** ****
     Sixth Aircraft              September 1998   ******** ****
     Seventh Aircraft            September 1998   ******** ****
     Eighth Aircraft             November 1998    ******** ****
     Ninth Aircraft              November 1998    ******** ****
     Tenth Aircraft              December 1998    ******** ****
     Eleventh Aircraft           January 1999     ******** ***** * ******
     Twelfth Aircraft            April 1999       ******** ***** * ******
     Thirteenth Aircraft         June 1999        ******** ***** * ******
     Fourteenth Aircraft         July 1999        ******** ***** * ******
     Fifteenth Aircraft          July 1999        ******** ***** * ******
     Sixteenth Aircraft          September 1999   ******** ***** * ******
     Seventeenth Aircraft        October 1999     ******** ***** * ******
     Eighteenth Aircraft         October 1999     ******** ***** * ******
     Nineteenth Aircraft         February 2000    ******** ***** * ******
     Twentieth Aircraft          March 2000       ******** ***** * ******
     Twenty-first Aircraft       April 2000       ******** ***** * ****** ******
     Twenty-second Aircraft      May 2000         ******** ***** * ****** ******
     Twenty-third Aircraft       July 2000        ******** ***** * ****** ******
     Twenty-fourth Aircraft      January 2001     ******** ***** * ****** ******
     Twenty-fifth Aircraft       September 2001   ******** ***** * ****** ******
     Twenty-sixth Aircraft       December 2001    ******** ***** * ****** ******

** This Aircraft shall have a grace period of 15 days

* redacted

July 9, 1999
Our Ref: B97-7701-RJTL-CRJ0393-002 Rev. 1


Midway Airlines Corporation
300 West Morgan Street, Suite 1200
Durham, NC 27701
USA

Attention: Mr. Robert Ferguson, Chairman, President & CEO

Gentlemen,

Re: Amended and Restated Letter Agreement No. 002  (Re: Shadow Option Aircraft)

Reference is made to Purchase Agreement No. PA-0393 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Midway Airlines Corporation ("Buyer") for the sale of ten (10) Canadair Regional Jet Aircraft (the "Aircraft").

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below. This letter supercedes and replaces Letter Agreement No. 002 (Re: Shadow Option Aircraft) dated September 17, 1997.

All terms used herein and in the Agreement not defined herein, shall have the same meaning as in the Agreement.


Subject:  Shadow Option Aircraft

     1.0  ** ************* ** ***** ****** ******* **** *** ***** **********
          ********* *** ****** ********* *** ***** ** ****** ******** *****
          ****** ********* *** **** *** **** ********* ****** ****** **** ****
          ***** ******  * ************* ****** ** ********** ****** ********* **
          * *** *** *** ***** **** ******* ****** ***********

     1.1 The Shadow Option Aircraft will be as described in Article 2 of the Agreement.

     1.2  *** **** ***** **** ***** ******* *** **** ** *** ****** ******
          ******** ********* *** ***** ******** ******** ******** ****** **
          ******** ** ** *** ********** ** ***** ********** ***** ******
          ********** ** ********* ****** ***** ** ********* ******* *** *******
          *** ***** **** ****** ****** ******* ************* ********* **
          ******** ** **** ********  **** **** ***** **** *** ******* *** ******
          *** ** ******* ** ********** ** ********** **** *** ********
          ********** ******* ******** ** ******** * ** *** ********* *** ***
          ****** **** ******** ** **** ** *** **** ** ******** ** **** ******
          ****** ******** ******** ****** ******** ******** ********

     1.3  *** ****** ****** ******** *** ** ********* ** *** *** ****** ** *****
          *** ****** ****** ******** *** *** *** ***** ** **** *** ****** ******
          ******** **** ******* ****** ******** ****** **** ****** ***** ** ***
          ********* ******** **** ** *** ***** ****** ****** ******** ** ****
          ****** ******** **** ***** ***** **** *********** ****** ** ***
          ********* ** ******** *** ****** ****** ***** ******* **** ******
          ***** ** *** ********* ******** **** ** *** ***** ****** ******
          ******** ** **** ****** ** ***** **** *** ***** **** **** ****** ***
          *** ******** ***** * ********* ******** ******** ****** ******
          ******** ** ******** ** *** ******** ******** ** ** ********* *** ***
          * ***** ** ********** ****** ****** ******* *** ****** ****** ********
          ***** ***** **** ****** *************** *** **** **** *** ***** ****
          ***** ** *** ******** ***** ** *** ********** ****** ****** *********
          Should Buyer choose to exercise the right to purchase * ***** ** ****** ****** ********, Buyer and BRAD agree to make all reasonable efforts to execute a definitive agreement within twenty-one (21) days of notice having been given.

* redacted

     1.4 The Scheduled Delivery Dates of the Shadow Option Aircraft are as follows:

***** *   ***** ****** ****** ********   *** ******* **** **** **** ******** ***
          ****** ****** ****** ********  *** ******* **** **** **** ******** ***
          ***** ****** ****** ********   *** ******* **** **** **** ******** ***

***** *   ****** ****** ****** ********  *** ******* **** **** **** ******** ***
          ***** ****** ****** ********   *** ******* **** **** **** ******** ***
          ***** ****** ****** ********   *** ******* **** **** **** ******** ***

***** *   ******* ****** ****** ********   *****           ****
          ****** ****** ****** ********    *****           ****
          ***** ****** ****** ********     ***             ****
          ***** ****** ****** ********     ****            ****

     1.5 As consideration for this ******, Buyer shall make or cause to make payment to BRAD a refundable deposit of **** ******** ****** ******
          ******* ***** ******* *** ****** ****** ******** **** ******* ******
          ********* ******** ***** ******** ****** ****** ******* ***** ********
          upon execution of the Agreement. Upon receipt of the Shadow Option Deposit, BRAD agrees to ******* *** ******** ********* set forth in paragraph 1.4 pending receipt of Buyers conditional notice of intention to ******** ******* **** ****** ***** ** ******** ** ***
          ***** ****** ****** ******** ** *** ********** ****** ****** *****, as
          set forth in paragraph 1.3.

     1.6 Upon exercise of a ****** ****** *****, Buyer will make or cause to make the ******** ******** specified in Article 5 of the Agreement within ten (10) business days of the ******** ** *** ******.

     2.0 Upon exercise of ** ****** *****, and provided Buyer continues to operate a minimum of ten (10) Canadair Regional Jet aircraft, ****
          **** ****** *** **** ** *** *** *** *** *** ***** *** ****** ******
          ******** ********** *** **** ******* *** ************* ******** ** ***
          **** *** ****** *** ******** *** ******* ***********

* redacted

     2.1  **** *** ******** ** * ****** ****** ****** **** **** **** *******
          ********* *********** ******** *** ********** ******** *** * ***** **
          **** *** ** ******* ********* *** ****** ****** ******** **********
          ***** ***** ** * *********** ** *********** *********** *** *******
          ************

     2.2 Unless expressly provided for in this Agreement, the terms and conditions of the Agreement shall apply mutatis mutandis to the Shadow Option Aircraft, with the exception ***** * ********* ******* **
          ********* ** ******* *** ****** ******* *************** ****** **
          ***** ** ******* *** ** **** ****** *********** ***** * ********
          ******* ** ********* ** ******* ***** ******* *********** *******
          ***** ******* ********** ******* ***** *********** ***********
          ******** ******* ***** ******* ******** *** ********* **** **********
          ** ******* * ********** * ******* *** ******** ******** ******* *****
          *** *** ******* ********* ** *** ********* ******** ** ******
          ********* *** **** ******* ***** ******* *********** ******* ***
          ********* *********** ******* *** *********** ********* *** *******
          *** ****** ** *********

     ************ *** ********* ****** ********** *** **** *** ********** ** ***
          ****** ****** ******** *** *** ****** *********

     ****** ********* *** *** ******* *********
     ****** ********* *** *** ********
     ****** ********* *** *** *************
     ****** ********* *** *** ***************

     ************ ****** ********* *** *** ************ ****** ********* ** ***
          ********** *** ****** ********* *** *** ************ ***** *** ******
          ********* *** *** ********* ************ *** ********** ** *** ***
          ********

    3.0 In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void.

    4.0 Upon exercise of Buyer's rights to purchase in accordance with this Letter Agreement, the parties shall amend the Agreement or enter into an additional purchase agreement in order to give effect to the purchase of Shadow Option Aircraft in accordance with the terms and conditions thereof.

* redacted

     5.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BRAD.

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours truly

BOMBARDIER INC.



By:    ___________________________________


Title: ___________________________________

ACCEPTED AND AGREED TO:
this 9th day of July, 1999

Midway Airlines Corporation

By:    ___________________________________


Title: ___________________________________

July 9, 1999
Our Ref: B99-7701-RL-CRJ0393-012 Rev.1


Midway Airlines Corporation
300 West Morgan Street, Suite 1200
Durham, NC 27701
USA

Attention: Mr. Robert Ferguson, Chairman, President & CEO

Gentlemen,

Re: Amended and Restated Letter Agreement No. 012 (Re: Additional Shadow Option Aircraft)

Reference is made to Purchase Agreement No. PA-0393 (the "Agreement") between Bombardier Inc., ("Bombardier") and Midway Airlines Corporation ("Buyer") for the sale of ten (10) Canadair Regional Jet Aircraft (the "Aircraft") as amended.

This letter, when accepted and agreed to by Buyer contemporaneously with execution of Contract Change Order No. 5 ("CCO #5"), will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below. This letter supercedes and replaces Letter Agreement No. 012 (Re: Additional Shadow Option Aircraft) dated February 5, 1999.

All terms which are capitalized herein but not defined herein, shall have the same meaning as in the Agreement.


Subject:  Additional Shadow Option Aircraft

     1.0  ** ************* ** ***** ****** ******* **** *** ***** **********
          ********* *** ****** ********* *** ***** ** ********* *** *** ****
          ****** ******** ***** ****** ********* **** *** **** ***** *** ******
          ****** ******** ***** ****** ********* *** *** ****** *** ***** *****
          ** ****** ****** ********** *** **** ****** ****** ***** ***** ****
          **** ** *** ********* ********* ** ****** ********** ****** ***** ***
          ***** ** ********* ** *** ***** *** ***** ******* * *************
          ****** ** ******** ** * *** *** *** ***** **** *********** ******
          ****** ***********

* redacted

     1.1 The Additional Shadow Option Aircraft will be as described in Article 2 of the Agreement.

     1.2  *** **** ***** **** ***** ******* *** **** ** *** ********** ******
          ****** ******** ********* *** ***** ******** ******** ******** ******
          ** ******** ** ** *** ********** ** ***** ********** *****
          ************ ********** ** ********* ****** ***** ** ********* *******
          ***** ******* ******** ****** ****** ******* ************ ***
          ********* ** ******** ** **** ********  **** **** ***** **** ***
          ******* *** ****** *** ** ******* ** ********** ** ********** **** ***
          ******** ********** ******* ******** ** ******** * ** *** *********
          *** *** ****** **** ******** ** **** ** *** **** ** ******** ** ****
          ********** ****** ****** ******** ************ ****** ****** ********
          ******** ********

     1.3 Upon receipt of the Additional Shadow Option Deposit referred to in paragraph 1.4 below, Bombardier agrees to reserve the delivery positions of the ***** * Additional Shadow Option Aircraft as set forth in paragraph 2.1.

               *** ***** * *** ***** * ********** ****** ****** ******** ***
          ******* ** ***** ***** ********** ** ***** *********** ***** **
          ******** ** *** ***** * *** ***** * ****** ****** *********  ****
          ******** ** *** ***** * *** ***** * ****** ****** ********* ***
          ********* ******** ***** ** *** ***** * *** ***** * ********** ******
          ****** ******** *** ***** ** ********* *** **** ** ********* ******
          *** ** *** ***** * *** ***** * ********** ****** ****** ********
          ********* ******** ***** *** ** ********* ** *** **** ** ******** **
          *** ************* ****** ****** ******** ****** ********** ***** *****
          ** ***** *** **** ********* ******** ******** *** **** ******** ****
          *** ******* ********* ******** ***** ***** *** ** ******** **** ***
          ****** ******* ** *****  ** *** ***** **** ***** *** ** *********
          ******** ***** ** ** *** ********* *** ****** ******* ** *****
          ********** **** ****** *** ********** ********** ****** ****** *******
          ******** ** ** ********* *** ****** *** ******* * ****** ********** **
          ****** *** *** ******** ** ***** *** ******** ******** ****
          *********** ** ** ****** ********** ** **** *** ******* *** ***** **
          *** ********** ******** **** *** **** ** ********* ** *** ** ** ***
          **** *** ********** ******* ** ******** ** ******

* redacted

     1.4 As consideration for the rights obtained with respect to the purchase of the Additional Shadow Option Aircraft, Buyer shall make or cause to make payment to Bombardier a refundable deposit of ******
          **** ******** ****** ****** ******* ******** *** *** ********** ******
          ****** ******** **** *********** ****** ****** ********** ******** ***
          ******* *** ***** ******** ****** ****** ******* ********* *** within ten (10) business days of the date of the full execution of CCO #5.

     2.0  The Additional Shadow Option Aircraft may be exercised ** *** ***
          ****** ** ***** **** *** *** *** ***** ** **** *** ******** ****
          *********** ****** ****** ******** ** *** **** ** ** ******* ****
          ****** ***** ** *** ********* ******** **** ** *** ***** **********
          ****** ****** ******** ** **** ******

     2.1 The Scheduled Delivery Dates of the Additional Shadow Option Aircraft are as follows:


          ***** *

               ***** ********** ****** ****** ********      ***** ****
               ****** ********** ****** ****** ********     **** ****
               ***** ********** ****** ****** ********      **** ****

          ***** *

               ****** ********** ****** ****** ********     ****** ****
               ***** ********** ****** ****** ********      ********* ****
               ***** ********** ****** ****** ********      ********* ****

          ***** *

               ******* ********** ****** ****** ********    ******* ****
               ****** ********** ****** ****** ********     ******** ****
               ***** ********** ****** ****** ********      ******** ****
               ***** ********** ****** ****** ********      ******** ****

     2.2 Upon exercise of an ********** ****** ****** *****, Buyer will make or cause to be made the ********* ******** ******** ** * *** ********
          ****** ** **** ** ***** ********* ** ******* * ** *** **********

* redacted

          ***  **   ** *** ********* ******** ****** **** *** ******* **********
                    ******** ******** ** ********* *** ****** ** ***** ****
                    ******* **** ****** ***** ** *** ********* ******** *****

          ***  **   ** *** ********* ******** ***** ** ***** **** ****** ****
                    ****** ***** ** *** ********* ******** ***** ***

          ***  **   ** *** ********* ******** ***** ** ***** **** **** ***
                    ****** ***** ** *** ********* ******** *****

          ***       *** ******** ******** ****** **** ******** ******** ** **
                    ************* **** *** *** *** ****** ** ** ****** ***
                    ******** **** ** **** ******** ** ******


     3.0  CUSTOMER SERVICES

     Upon exercise of **** ********** ****** ****** ********, Bombardier will provide the following:

     3.1 ****** **** ********

     ** ******** ** *** ******** ******** ** ***** ** ***** * ******** ****** **
          *** ********** ********** **** ******** ** ** ********** ******* ***
          **** ******** *** ** ********** *** *** ****** ***** ***** *** *******
          *** ********** ****** ****** *********

     3.2  *********** ********

     ********* *********** ******** *** ********** ******** *** * ***** ** *****
          *** ** ******* ********* *** ********** ****** ****** ********* *****
          ***** ** * *********** ** *********** *********** *** *******
          ************

     3.3  ***** ******* **************

     ** ******** ** *** ****** ** ******** *** ***** ** *** ********** *** ****
          ********** ****** ****** ********* ********** **** ****** *** ********
          ** * ***** ******* ************** *** ** ********** ****** ** *** ***

* redacted

          *****.

     3.4  To the extent that the training and services detailed in paragraphs
          3.1 through 3.3 have been provided to Buyer ** ******* ** *** ************* ******** ********, Buyer shall remain responsible for all costs relating to the training and services provided in the event that the Aircraft is not delivered to Buyer as a result of a Default by Buyer under the Purchase Agreement.

     4.0 Unless expressly provided for in this Letter Agreement, the terms and conditions of the Agreement shall apply mutatis mutandis to the Additional Shadow Option Aircraft, with the exception of: *** ******
          ********** *** ******* **** **** ***** * ********* ******* **
          ********* ** ******* *** ****** ******* **************** ***** ***** *
          ******** ******* ** ********* ** ******* ***** ******* ***********
          **** ******* ***** ******* ********** *** ******* ***** ***********
          *********** ******** **** ******* ***** ******* ******** *** ***** ***
          ********* **** ********** ** ******* * ********** * ******* ***
          ******** ******** ******* ******

     5.0 In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void.

     6.0 Should Buyer elect to exercise its options as described herein, Bombardier and Buyer will amend the Agreement by Contract Change Order to give effect to the purchase of Additional Shadow Option Aircraft.

     7.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

Yours truly

BOMBARDIER INC.

* redacted

Bombardier Aerospace


___________________________________
Richard J. T. Libby
Senior Account Executive, Contracts
Regional Aircraft

ACCEPTED AND AGREED TO:
this 9th day of July, 1999

Midway Airlines Corporation


By:    ___________________________________


Title: ___________________________________

================================================================================

                             CONTRACT CHANGE ORDER

PURCHASER:               MIDWAY AIRLINES CORPORATION

PURCHASE AGREEMENT NO.:  PA-0393                  AIRCRAFT TYPE: CRJ

C.C.O. NO.:              8                        DATED: January 12, 2000

PAGES AFFECTED:          See below                PAGE 1 of 7

REASON FOR CHANGE:       To amend the Purchase Agreement to (i) add EICAS 2000,
                         DFDR and EGPWS to the list of Buyer Selected Optional
                         Features for the twenty-third and subsequent Aircraft and, (ii) amend the pricing resulting from the aforementioned additions.

DESCRIPTION OF CHANGE:

1. P.A., Page 9 and 9(a) - Article 4 (Price)

   Article 4.1 is renamed Article 4.1.1 and is amended by reflecting that the base price for the Buyer Selected Optional Features set forth therein is applicable for the first through twenty-second Aircraft. Article 4.1.2 is added to provide the base price for the Buyer Selected Optional Features for the twenty-third and subsequent Aircraft.

2. P.A., Pages 51, 52, 52(a) and 52(b) - Appendix IV (Buyer Selected Optional Features)

   The Buyer Selected Optional Features list for the Aircraft is amended by adding EICAS 2000 as a standard feature and, DFDR and EGPWS as features for the twenty-third and subsequent Aircraft.

                                                       PAGES TO BE SUBSTITUTED/ADDED
                                                       -----------------------------
                                                       NEW/REVISED PAGES
                                                       -----------------

   Purchase Agreement pages 9 and 9(a)                 Attachment No. 1 to CCO No. 8
   Purchase Agreement pages 51, 52, 52(a), and 52(b)   Attachment No. 2 to CCO No. 8


CHANGES TO THE AFFECTED PAGES ARE AS FOLLOWS:
================================================================================
ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT WILL REMAIN UNCHANGED
================================================================================
FOR AND ON BEHALF OF:                               FOR AND ON BEHALF OF:

BOMBARDIER INC.                                     MIDWAY AIRLINES CORPORATION

Signed: _______________________                     Signed: ____________________

Date:   _______________________                     Date:   ____________________

     ARTICLE 4  -  PRICE

***  *****     *** **** ***** *** **** ** *** ***** ***** ** *** ****** ******
               ****** ******** ********** *** ***** ******** ******** ********
               ****** ** ******** ** *** ********* *** ***** ********* ********
               ********* ** ***** ********** ***** ****** ********** **
               ********* ******* **** ***** ******* ** ********* ******* ***
               ******* *** ********** ******** ****** ****** *******
               ***************** ********* ** ******** **** ********

**** *****     *** **** ***** *** **** ** *** ****** ***** ****** *** **********
               ******** ********** *** ***** ******** ******** ******** ******
               ** ******** ** *** ********* *** ***** ********* ********
               ********* ** ***** ********** ***** ****** ********** **
               ********* ******* **** ***** ******* ** ********* ******* *****
               ******* *** *********** ******** ***** ******* *** *********
               ****** ****** ******* ***************** ********* ** ********
               **** ********

     4.2 The price of the Aircraft shall be the Base Price adjusted for changes made pursuant to Article 11 and any Regulatory Changes pursuant to Article 8.4, and further adjusted to the Delivery Date to reflect economic fluctuations during the period from November 1, 1997 to the Delivery Date of each Aircraft ("Aircraft Purchase Price"). Such adjustments shall be based on the economic adjustment formula attached as Appendix I ("Economic Adjustment Formula").

     4.3 The Aircraft Purchase Price does not include any taxes, fees or duties including, but not limited to, sales, use, value added (including the Canadian Goods and Services Tax), personal property, gross receipts, franchise, excise taxes, assessments or duties ("Taxes") which are or may be imposed by law upon BRAD, any affiliate of BRAD, Buyer or the Aircraft whether or not there is an obligation for BRAD to collect same from Buyer, by any taxing authority or jurisdiction occasioned by, relating to or as a result of the execution of this Agreement or the sale, lease, delivery, storage, use or other consumption of any Aircraft, BFE or any other matter, good or service provided under or in connection with this Agreement. According to current legislation, Canadian taxes, duties and Goods and Services Tax are not applicable to aircraft sold and immediately exported from Canada. If changes to Canadian tax legislation result in taxes being imposed on Buyer, BRAD will cooperate with Buyer to mitigate the effect of such taxes on Buyer, at Buyer's expense

* redacted

     4.4 Notwithstanding any of the above, if any Taxes (other than Canadian income taxes charged on the income of BRAD) are imposed upon Buyer or become due or are to be collected from BRAD by any taxing authority, BRAD shall notify Buyer and Buyer shall promptly, but no later than ten (10) working days after receiving such notice, pay such Taxes directly to the taxing authority, or reimburse BRAD for such Taxes, as the case may be, including interest and penalties, so long as such interest or penalties are not attributable to the gross negligence or willful misconduct of BRAD. Buyer retains the right to contest, at Buyer's expense and by appropriate lawful proceedings, the imposition of such Taxes.

     4.5 Upon BRAD's request, Buyer shall execute and deliver to BRAD any documents that BRAD reasonably deems necessary or desirable in connection with any exemption from or reduction of or the contestation of or the defense against any imposition of Taxes.

                                     9(a)

***                                   APPENDIX IV (A)
                                      ---------------

****                           AIRCRAFT ONE THROUGH TWENTY-TWO
                               -------------------------------

                              BUYER SELECTED OPTIONAL FEATURES
                              --------------------------------



                                                                                      *****
                                                                                   *** **** **
   CR No.                                 Description                                  ****
                                                                                      ** **

      00-008  Extended Range Version (51,000 lb MTOW) - ER                                ****
      00-009  Centre Wing Fuel Tank                                                       ****
      00-012  Take-off Flap Setting (8 deg)                                             ******
      00-013  FAA Collins Strapping                                                        ***
      21-009  Ground Air Conditioning Connection                                        ******
      23-005  Single SELCAL System                                                      ******
      23-012  Third VHF Comm. Radio - Full Provisions                                   ******
      25-093  Customized Cabin Interior - Midway Airlines                               ******
              - 50 pax with FAA Type III exit
              - G1 Galley - Cold Snack, Hot beverage, two (2) Coffeemakers and two (2) Carafes, provisions for two half size carts and five (5)
              standard containers
              -  - life vest pouches under seat
      25-083  Exterior Paint - Midway Airlines                                          ******
      25-099  Reclining Seats                                                           ******

* redacted

      25-108  Leather Seat Covers                                     ******
      25-350  Structure for Universal provisions                      ****
      25-351  Second Flight Attendant position                        ******
      30-001  Red anti ice warning light (FAA)                        ***
      33-002  Logo Lights                                             ******
      33-003  Red Strobe Lights                                       ******
      33-004  Cargo Door Light                                        ******
      34-013  Collins FMS - provisions only                           ****
      34-019  On Board Data Loader                                    ******
      34-026  Ground Proximity Warning System audio Call-out          ****
      34-027  Altimeter Reset Auto Flash                              ***
      34-035  Single Collins FMS 4200                                 *******
      34-035  Single Collins GPS 4000 - not certified until 3Q 1997   ******
      35-004  EROS Magic Mask - installation only                     ******
      35-XXX  Additional oxygen mask on LHS                           ****
      72-002  General Electric CF34-3B1 Engine Series 200             ***
              Total Technical Features                                *******

      All prices listed above are expressed in July 1, 1995 US dollars, and are subject to economic adjustment to the date of aircraft delivery. This list and all prices are subject to change without notice

* redacted

***                           APPENDIX IV (B)
                              ---------------

****                AIRCRAFT TWENTY-THREE AND SUBSEQUENT
                    ------------------------------------

                       BUYER SELECTED OPTIONAL FEATURES
                       --------------------------------



                                                                                   *** **** **
          CR No.            Description                                                ****
                                                                                      ** **

      00-008  Extended Range Version (51,000 lb MTOW) - ER                                ****
      00-009  Centre Wing Fuel Tank                                                       ****
      00-012  Take-off Flap Setting (8 deg)                                             ******
      00-013  FAA Collins Strapping                                                        ***
      21-009  Ground Air Conditioning Connection                                        ******
      23-005  Single SELCAL System                                                      ******
      23-012  Third VHF Comm. Radio - Full Provisions                                   ******
      25-093  Customized Cabin Interior - Midway Airlines                               ******
              - 50 pax with FAA Type III exit
              - G1 Galley - Cold Snack, Hot beverage, two (2) Coffeemakers and two (2) Carafes, provisions for two half size carts and five (5)
              standard containers
              -  - life vest pouches under seat
      25-083  Exterior Paint - Midway Airlines                                          ******
      25-099  Reclining Seats                                                           ******

* redacted

                                     52(a)

25-108         Leather Seat Covers                                     ******
25-350         Structure for Universal provisions                        ****
25-351         Second Flight Attendant position                        ******
30-001         Red anti ice warning light (FAA)                           ***
33-002         Logo Lights                                             ******
33-003         Red Strobe Lights                                       ******
33-004         Cargo Door Light                                        ******
34-013         Collins FMS - provisions only                             ****
34-019         On Board Data Loader                                    ******
          **
34-027         Altimeter Reset Auto Flash                                 ***
34-035         Single Collins FMS 4200                                *******
34-035         Single Collins GPS 4000 - not certified until 3Q 1997   ******
35-004         EROS Magic Mask - installation only                     ******
35-XXX         Additional oxygen mask on LHS                             ****
72-002         General Electric CF34-3B1 Engine Series 200                ***
        ****   EICAS 2000                                                 ***
31-340  ****   Data Recorder - 88 Parameter DFDR (128 wps)             ******
34-328  ****   EGPWS - Enhanced Ground Proximity Warning System        ******
               Total Technical Features                               *******


All prices listed above are expressed in July 1, 1995 US dollars, and are subject to economic adjustment to the date of aircraft delivery. This list and all prices are subject to change without notice

* redacted

                                     52(b)

================================================================================
                             CONTRACT CHANGE ORDER

PURCHASER:                  MIDWAY AIRLINES CORPORATION

PURCHASE AGREEMENT NO.:     PA-0393                    AIRCRAFT TYPE: CRJ

C.C.O. NO.:                 9                          DATED: January 26, 2000

PAGES AFFECTED:             See below                  PAGE 1 of  2

REASON FOR CHANGE:          To amend the Purchase Agreement to to increase the
                            number of instructor provided simulator training missions included in the Pilot Simulator Training course from ***** *** ** **** ***.

DESCRIPTION OF CHANGE:

1.  P.A., Page C-23 -- Article 3.2.2 (Pilot Simulator Training)
    Article 3.2.2 is amended to increase the number of simulator training missions for which BRAD shall provide a simulator instructor from ***** *** ** **** *** ********. This change shall be deemed effective retroactively from September 17, 1997.


                                             PAGES TO BE SUBSTITUTED/ADDED
                                             -----------------------------
                                             NEW/REVISED PAGES
                                             -----------------

    Purchase Agreement page C-23             Attachment No. 1 to CCO No. 9,
                                             effective retroactively from
                                             September 17, 1997.



CHANGES TO THE AFFECTED PAGES ARE AS FOLLOWS:
================================================================================
     ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT WILL REMAIN UNCHANGED
================================================================================
FOR AND ON BEHALF OF:                        FOR AND ON BEHALF OF:

BOMBARDIER INC.                              MIDWAY AIRLINES CORPORATION

Signed: ____________________________         Signed: ___________________________

Date:      January 26, 2000                  Date:   ___________________________
         ---------------------------
================================================================================

* redacted

***  3.2.2  Pilot Simulator Training

            BRAD shall provide access to a TC or FAA approved flight simulator for the crew trained under Annex A Article 3.2.1. BRAD shall provide a simulator instructor for **** *** missions for the crew trained on BRAD's designated simulator in Montreal; each mission shall consist of **** *** hours in the simulator and required briefing/debriefing sessions.

     3.2.3  In-flight Training

            Should Buyer require aircraft flight training, such training shall be conducted in Buyer's Aircraft after the Delivery Date for up to a maximum of **** *** of Buyer's pilots. BRAD shall provide an instructor pilot at no additional charge; Buyer shall be responsible for the cost of fuel, oil, landing fees, taxes, insurance, maintenance, and other associated operating expenses required for the Aircraft during such training.

     3.2.4  Flight Attendant Course

            A familiarization course for up to *** *** of Buyer's flight attendant personnel shall be conducted. Each course shall be for a maximum of **** *** working days duration. This course shall present general information on the Aircraft and detailed information on the operation of the passenger safety equipment and emergency equipment. BRAD shall furnish for each participant in this course *** *** copy of the Flight Attendant Training Guide which shall not be revised. Buyer shall assist BRAD in the development of the Flight Attendant Training Guide to incorporate Buyer's specific equipment and procedures.

     3.2.5  Flight Dispatcher Course

            A course for up to *** *** of Buyer's flight dispatch personnel shall be conducted. Each course shall be for a maximum of **** *** working days

* redacted
            duration. The course shall consist of classroom instruction covering general Aircraft familiarization, coverage of performance, flight planning, weight and balance and the Minimum Equipment List. BRAD shall furnish for each participant in this course *** *** copy of the Flight Crew Operating Manual which shall not be revised.

* redacted
                                     C-23